EXHIBIT 99.1 DTE Business Update September 4, 2019

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long- term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in the Registrants' public filings with the Securities and Exchange Commission. 2

DTE overview 70% - 75% Utility 25% - 30% Non-utility DTE Electric Gas Storage & Pipelines (GSP) Electric generation and Transport, store and gather distribution natural gas DTE Gas Power & Industrial Projects (P&I) Natural gas transmission, storage Own and operate energy related and distribution assets Energy Trading Gas, power and renewables marketing DTE headquarters DTE operations 3

Growth plan continues to deliver significant shareholder value Broad utility Strong track record Distinctive focus Strong non-utility infrastructure for shareholders on culture growth agenda investment ✓ Decade-long record ✓ Elite workforce ✓ Expanding voluntary ✓ Expanding pipeline of beating guidance engagement renewables program and gathering ✓ Strong TSR over ✓ Force for growth in ✓ Accelerating gas main platform 10 year period our community renewal program ✓ Delivering industrial / ✓ Strong balance sheet renewable gas metrics solutions Targeting 5% - 7% operating EPS* growth through 2023 Annualized dividend growth of 7% through 2020** * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 4 ** Subject to Board approval

Environmental, social and governance efforts are key priorities Environmental Governance 50% clean 11 out of 13 Board energy by 2030 members are independent Carbon emissions reduced 80% Incentive plans tied to by 2040* safety and customer satisfaction targets Social Recognized by DiversityInc as a top-five utility in the nation 2018 Business Diversity Innovation Award from the Edison Electric Institute 5 * CO2 percentage reductions from 2005 levels

Replacing coal with renewables and natural gas Planned Retirements River St. Trenton Belle Monroe Rouge Clair Channel River 2022 2030 2040 Planned Additions ✓ Quadrupling renewables by 2040 ✓ Increasing voluntary renewables up to 1,400 MW by 2030 ✓ Additional natural gas if needed A steady march toward zero-emitting and low-emitting resources 6

Our commitment to employees, customers and communities provide a solid framework for success Force for Employee Safety engagement growth Received 2018 AGA Ranked top 3% Safety Achievement Ranked as one of in the world Award the country's top corporate citizens by 7 consecutive Top decile OSHA rate Points of Light Gallup Great and best in the industry and J.D. Power** Workplace Awards for DART* rate Customer satisfaction** Ranked 1st for business gas satisfaction Ranked 2nd in residential customer satisfaction at both utilities * Safety metric measuring Days Away, Restricted or Transferred 7 ** J.D. Power 2018 Electric and Gas Utility Midwest Customer Satisfaction Study. Visit jdpower.com

Distinctive continuous improvement culture results in strong track record of cost management Average annual percentage change All 10,000 employees engaged in CI in O&M costs 2008 - 2018 to surface and solve problems Electric utility* ✓ Controlling costs while improving the customer experience ‒ Productivity enhancements 2% ‒ Technology innovations 1% ‒ Automation DTE Electric Peer Average ‒ Infrastructure replacements ‒ Transition to cleaner energy Gas utility* 3% 1% DTE Gas Peer Average *Source: SNL Financial, FERC Form 1 and FERC Form 2; excluding electric fuel and purchase 8 power and gas production expense

Michigan has a constructive regulatory environment Ranking of U.S. regulatory MPSC Priorities** jurisdictions* ✓ Promote Michigan’s economic growth and (Michigan in Tier 1) enhance the quality of life of the communities ✓ Support adoption of advanced technologies Tier 1 8 ✓ Modernize infrastructure ✓ 5-year electric distribution planning Tier 2 9 ✓ Natural gas pipeline replacement programs ✓ Integrated resource planning Tier 3 17 Tier 4 10 Tier 5 7 Sally Talberg (I) Dan Scripps (D) Tremaine Phillips (D) Chair Commissioner Commissioner Term Ends: 7/2/21 Term Ends: 7/2/23 Term Ends: 7/2/25 Effective: 9/9/19 * Source: UBS, March 2019 (50 states and Washington, D.C.) 9 ** Source: MPSC 2018 Annual Report

Growth fueled by investment in utility infrastructure and generation along with non-utility opportunities (billions) DTE Investment Electric $11.3 billion Distribution infrastructure, cleaner +43% generation, maintenance 7% - 8% operating earnings* growth $20 Gas $2.5 billion Base infrastructure, main renewal acceleration $14 8% - 9% operating earnings* growth GSP $4.0 - $5.0 billion Expansions, NEXUS / Link buildouts, acquisitions P&I $1.0 - $1.4 billion Industrial energy services, renewable natural gas (RNG) 2014 - 2018 2019E - 2023E 10 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Focus on culture and commitment to customers has delivered strong returns for shareholders Decade of exceeding guidance… …and delivering strong TSR results Operating EPS* Total Shareholder Return** (Annualized) 7.4% CAGR 9.0% CAGR $6.30 19% 14% 14% $4.09 12% 12% 11% $3.30 10% 8% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2-YR 3-YR 5-YR 10-YR Original guidance Actual DTE S&P 500 Utilities * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 11 ** Source: Bloomberg as of 6/30/2019

DTE Electric providing customers with cleaner energy and strengthened distribution infrastructure Delivering 50% clean energy by 2030 and Cleaner energy 80% carbon emissions reduction by 2040* Infrastructure redesign Addresses substation load growth and aging infrastructure Technology enhancement Targets 100% remote monitoring and enhances cybersecurity Enhanced tree trimming Improves distribution reliability • Filed rate case in July and received constructive order on renewable energy plan • Launched Charging Forward program to promote electric vehicle education, infrastructure and adoption • Upgrading Ludington Hydroelectric Plant • Advancing on Blue Water Energy Center 12 * CO2 percentage reductions from 2005 levels

Recent developments at DTE Electric support clean energy future Blue Water Energy Center • $1 billion investment in new natural gas plant • Replacing three coal-fired plants and supporting DTE’s goal to reduce carbon emissions • Construction began spring 2019 with operations to begin spring 2022 • Over 20% complete with a significant amount of civil work completed Voluntary Renewable Energy Program • Residential and commercial customers can reduce their carbon footprint by selecting up to 100% renewable energy • 400 MW committed by commercial customers; 8,500 residential customers committed • Large commercial customers include Ford, General Motors and the University of Michigan – Supported by recent MPSC approval new wind parks 13

DTE Gas achieves fundamental shift in performance, cost and productivity by replacing aging infrastructure Minimizes leaks, both reducing costs and Main renewal improving customer satisfaction Reduces manual meter reading, Technology enhancement improving both operational efficiencies and customer satisfaction Strengthens the system, decreasing the Pipeline integrity potential for system issues • Accelerating over $450 million of main renewal capital over the next five years • Planning additional transmission renewal improvements • Reducing methane emissions more than 80% by 2040* ‒ Achieved 20% reduction through 2018 14 * Methane percentage reductions from 2011 levels

Expanding strategic footprint in the most prolific dry gas geology in the country ✓ Transport, gather, store natural gas ✓ 2,000 miles of pipe and gathering lines ✓ 91 Bcf of storage Ontario Michigan Northeast Gathering Market Gas Storage Generation Pipeline Bluestone Midwest Birdsboro Link Lateral & Gathering Mid-Atlantic & LNG Southeast Gulf 15

GSP continues growth track record Connecting high-quality markets to Pipeline world-class geology Gathering Serving among strongest geology in a growing basin Capitalizing on strategic location to serve Storage key markets and future power generation load growth • Purchased additional 30% of Link-SGG • Acquiring Generation Pipeline, supplier of natural gas to power and industrial customers in Ohio; closing 2H 2019 • Completed Millennium Pipeline expansion • Progressing on Link expansion 16

P&I’s focus on growth platforms drives continued success Developing new cogeneration projects to Industrial Energy Services improve customer environmental attributes and lower energy costs Renewable Energy Expanding business to generate RNG at landfill and agricultural sites Reduced Emissions Fuel Maximizing cash flows to reinvest in long- term earnings across DTE • Finalizing three industrial energy services projects ‒ Development of strategic cogeneration project in Ontario ‒ Purchasing CHP plant to serve a commercial customer ‒ Developing on-site utility plant in Michigan • Finalized two greenfield RNG projects in Wisconsin 17

Appendix 18

Confident in achieving increased 2019 operating EPS* guidance (millions, except EPS) 2019 Operating Earnings Guidance DTE Electric $703 - $717 DTE Gas 175 - 183 Gas Storage & Pipelines 208 - 218 Power & Industrial Projects 119 - 134 Energy Trading 15 - 25 Corporate & Other (112) - (102) DTE Energy $1,108 - $1,175 Operating EPS $6.02 - $6.38 19 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

IRP filing supports steady march to creating clean, reliable, affordable, home-grown energy Generation Mix IRP Filing 1% ✓ Consistent with EEI 5-year capital investment 2% 10% plan 17% 20% 7% 25-30% 17% 18% ✓ Accelerating carbon emissions reductions* 20-25% 32% by 2023, 50% by 2030, 80% by 2040 20% 77% 20% 66% ✓ Targeting 1,400 MW voluntary renewable 45% program by 2030 30% ✓ Retiring all coal plants by 2040 2005 2018 2023** 2030** Coal Natural gas Nuclear & other Renewables * CO2 percentage reductions from 2005 levels ** Timing and mix are subject to change 20

Maintaining strong cash flow and balance sheet • Issuing $1.0 – $1.5 billion of equity in 2019 – 2021 ‒ Up to $250 million of equity in Funds from Operations* / Debt** 2019 using internal mechanisms; ~$165 million issued through 2Q Target • Supporting capital investments Target 19% 18% with strong cash from operations 18% • $2.4 billion of available liquidity at end of 2Q • Maintaining strong investment- 2018 2019E - 2021E grade credit rating • Issued $1.2 billion in green bonds in 2018 – 2019 * Funds from Operations is calculated using operating earnings 21 ** Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity

DTE Electric and DTE Gas regulatory update DTE Electric DTE Gas • General rate case - order received • General rate case - order received May 2019 (U-20162) September 2018 (U-18999) – Effective: May 2019 – Effective: October 2018 – Rate recovery: $273 million – Rate recovery: $47 million – ROE: 10.0% – ROE: 10.0% – Capital structure: 50% debt, 50% equity – Capital structure: 48% debt, 52% equity – Rate base: $17 billion – Rate base: $4.2 billion • General rate case – filed July 2019 (U-20561) • Expect to file rate cases every ~2 years – Effective: May 2020 – Rate recovery: $351 million – ROE: 10.5% – Capital structure: 50% debt, 50% equity – Rate base: $18.3 billion • Filed Integrated Resource Plan - March 2019 (U-20471) – PFD expected late 2019 – Order expected early 2020 22

Cash flow and capital expenditures guidance (billions) (millions) Cash Flow Capital Expenditures 2019 2019 Guidance Guidance Cash From Operations* $2.4 DTE Electric Capital Expenditures (3.9) Base Infrastructure $820 Free Cash Flow ($1.5) New Generation 490 Distribution Infrastructure 890 $2,200 Dividends (0.7) Net Cash ($2.2) DTE Gas Base Infrastructure $270 Debt Financing** NEXUS Related - Issuances $2.3 Main Renewal 240 Redemptions (0.8) $510 Change in Debt $1.5 Non-Utility $900-$1,200 Equity Financing Issuances*** $0.7 Total $3,610-$3,910 * Includes $0.25 billion of equity issued for employee benefit programs ** Excludes the remarketing of $0.675 billion of securities related to the Link acquisition 23 *** Includes $0.675 billion issued in connection with the equity units related to the Link acquisition

Both utilities increase customer reliability with investment plans over the next 5 years (billions) DTE Electric DTE Gas Targeting 7% - 8% Targeting 8% - 9% operating earnings* growth operating earnings* growth $11.3 $2.5 Cleaner Infrastructure generation Renewal Distribution infrastructure Base infrastructure Base infrastructure 2019E – 2023E 2019E – 2023E 24 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

GSP is acquiring Generation Pipeline Gas Storage & Pipelines • NEXUS acquiring Generation Pipeline ‒ Purchase price between $150 - $200 million ‒ 355 MMcf/d fully contracted, 24-inch, 23 mile pipeline ‒ Located four miles north of NEXUS ‒ Supplier of natural gas to power and industrial customers in Northwest Ohio ‒ Interconnects with ANR and Panhandle Eastern pipelines ‒ Provides future opportunity for NEXUS direct access to Toledo industrial corridor 25

Purchased additional 30% of Link-SGG • Acquired additional 30% interest in Link-SGG for $275 million ‒ Increases SGG ownership from 55% to 85% ‒ Complements our existing midstream business ‒ Provides a platform for continued Utica Shale Marcellus value creation supported by solid NEXUS Pipeline Shale underlying resources ‒ Underlying resource is highly economic and is poised for growth AGS ‒ Remaining contracts with shippers Antero and Arsenal are long-term with significant minimum volume commitments SGG • Link’s performance has been better than pro forma since acquiring it in 2016 26

Multiple platforms underpin long-term growth at GSP (millions) GSP Operating Earnings* • 5-year growth of 21% through 2019 $335 - $345 • 12% growth from 2019 guidance ‒ Continued pipeline expansions ‒ Investment around Link and NEXUS platforms $208 - $218 ‒ Strategic acquisitions • Strong development queue $82$190 2014 2019 2023E guidance $4.0 - $5.0 billion investment (2019 - 2023) * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 27

Operating earnings* post REF are underpinned by attractive growth opportunities at P&I (millions) P&I Operating Earnings • P&I growth opportunities stronger than previously anticipated, driving higher $119 - $134 $125 - $135 earnings in 5-year plan • Current project development queue is very strong • 5-year plan calls for P&I to: ‒ Backfill REF earnings with new projects ‒ Originate ~$15 million of project earnings each year through 2023 ‒ Achieve ~$130 million of long-term 2019 2023E earnings by 2023 guidance** $1.0 - $1.4 billion investment (2019 - 2023) * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** Includes REF tax equity deal - accelerates cash flows of $100 million/year for 3 years and reduces income by ~$40 million 28

Energy Trading business provides valuable market insights and cash for reinvestment (millions) • 20+ years of experience in the trading business Energy Trading Earnings* • Marketing capabilities support other business units ~$45 ‒ Moves GSP customers’ gas to $30 - $40 market ‒ Markets and originates for P&I’s RNG business • Physical assets increasingly underlie positions 5-year average 2023E ‒ Economic earnings closely economic operating correlated to longer term operating earnings earnings earnings ‒ Future operating earnings expected Contributed ~$400 million cash to be in line with historical over the last ten years economic earnings * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 29

2009 - 2010 full year reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2009 Segment Diluted Earnings Per Share 2010 Segment Diluted Earnings Per Share Pre-tax Income Pre-tax Income adjustments taxes EPS adjustments taxes EPS DTE Energy Reported EPS $3.24 DTE Energy Reported EPS $3.74 DTE Electric DTE Electric Chrysler accounts receivable bad debt reserve $0.04 ($0.02) $0.02 Settlement with Detroit Thermal ($0.03) $0.01 ($0.02) DTE Gas DTE Gas Gain on sale of MichCon natural gas Performance Excellence Program gathering and treating assets (0.12) 0.04 (0.08) deferral approved by MPSC (0.19) 0.07 (0.12) Amortization of goodwill associated with sale of MichCon natural gas Gas Storage & Pipelines gathering and treating assets 0.12 (0.04) 0.08 - - - Gas Storage & Pipelines Power & Industrial Projects - - - - - - Power & Industrial Projects Energy Trading Chrysler accounts receivable bad debt reserve 0.01 - 0.01 - - - General Motors accounts receivable bad debt reserve 0.03 (0.01) 0.02 Corporate & Other Energy Trading - - - DTE Energy Operating EPS ($0.22) $0.08 $3.60 Corporate & Other Residual hedge impact from Antrim sale 0.02 (0.01) 0.01 DTE Energy Operating EPS $0.10 ($0.04) $3.30 30

2011 - 2012 full year reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2011 Segment Diluted Earnings Per Share 2012 Segment Diluted Earnings Per Share Pre-tax Income Pre-tax Income adjustments taxes EPS adjustments taxes EPS DTE Energy Reported EPS $4.18 DTE Energy Reported EPS $3.55 DTE Electric DTE Electric Fermi asset retirement obligation $0.08 ($0.03) $0.05 - - - DTE Gas DTE Gas - - - - - - Gas Storage & Pipelines Gas Storage & Pipelines - - - - - - Power & Industrial Projects Power & Industrial Projects - - - Coke oven gas settlement $0.06 ($0.02) $0.04 Energy Trading Chicago Fuels Terminal sale 0.02 (0.01) 0.01 Pet coke mill impairment 0.01 - 0.01 Corporate & Other Energy Trading Income tax adjustment due to enactment of MCIT (0.50) - (0.50) - - - DTE Energy Operating EPS ($0.42) ($0.03) $3.73 Corporate & Other - - - Discontinued operations Unconventional gas production 0.48 (0.15) 0.33 DTE Energy Operating EPS $0.57 ($0.18) $3.94 31

2013 - 2014 full year reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2013 Segment Diluted Earnings Per Share 2014 Segment Diluted Earnings Per Share Pre-tax Income Pre-tax Income adjustments taxes EPS adjustments taxes EPS DTE Energy Reported EPS $3.76 DTE Energy Reported EPS $5.10 DTE Electric DTE Electric - - - - - - DTE Gas DTE Gas - - - - - - Gas Storage & Pipelines Gas Storage & Pipelines - - - - - - Power & Industrial Projects Power & Industrial Projects Asset impairment $0.03 ($0.01) $0.02 - - - Energy Trading Energy Trading Certain mark-to-market transactions 0.51 (0.20) 0.31 Certain mark-to-market transactions ($0.93) $0.36 ($0.57) Corporate & Other Corporate & Other - - - Investment impairment 0.04 (0.01) 0.03 DTE Energy Operating EPS $0.54 ($0.21) $4.09 NY state tax law change 0.07 (0.03) 0.04 DTE Energy Operating EPS ($0.82) $0.32 $4.60 32

2015 - 2016 full year reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2015 Segment Diluted Earnings Per Share 2016 Segment Diluted Earnings Per Share Pre-tax Income Pre-tax Income adjustments taxes EPS adjustments taxes EPS DTE Energy Reported EPS $4.05 DTE Energy Reported EPS $4.83 DTE Electric DTE Electric 2011/2012 PSCR disallowance $0.11 ($0.04) $0.07 - - - Tree trimming disallowance 0.06 (0.01) 0.05 DTE Gas DTE Gas - - - - - - Gas Storage & Pipelines Transaction costs for AGS & SGG Gas Storage & Pipelines Acquisition $0.08 ($0.03) $0.05 - - - Power & Industrial Projects Power & Industrial Projects - - - Contract termination 0.08 (0.03) 0.05 Energy Trading Shenango Plant Closure 0.62 (0.23) 0.39 Certain mark-to-market transactions 0.64 (0.25) 0.39 Energy Trading Corporate & Other Certain mark-to-market transactions 0.43 (0.17) 0.26 Transaction costs for AGS & SGG Acquisition 0.02 (0.01) 0.01 Natural gas pipeline refund (0.08) 0.03 (0.05) DTE Energy Operating EPS $0.74 ($0.29) $5.28 Corporate & Other - - - DTE Energy Operating EPS $1.22 ($0.45) $4.82 33

2017 - 2018 full year reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Adjustments key A) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense B) Implementation costs related to a new customer billing system, net of authorized regulatory deferral — recorded in Operating Expenses — Operation and maintenance C) One-time benefits expense reimbursement, net of customer sharing — recorded in Operating Expenses — Operation and maintenance D) Asset impairment at a renewable power generating facility — recorded in Operating Expenses — Asset (gains) losses and impairments, net E) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility F) MPSC disallowance of power supply recovery costs related to customer settlement — recorded in Operating Revenues — Utility operations and Other (Income) and Deductions — Interest Expense G) Remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense (Benefit) H) Impairment of assets at a reduced emission fuel facility due to a third party plant closure expected to occur in the second quarter of 2018 — recorded in Operating Expenses — Asset (gains) losses and impairments, net 34

2014 full year reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2014 Segment Net Income Reported Pre-tax Income Operating Earnings Adjustments Taxes Earnings DTE Electric $ 528 - - $ 528 DTE Gas 140 - - 140 Gas Storage & Pipelines 82 - - 82 Power & Industrial Projects 90 - - 90 Energy Trading 122 20 Certain mark-to-market transactions (167) 65 Corporate & Other (57) (44) Investment impairment 8 (3) NY state tax law change 12 (4) DTE Energy $ 905 $ (147) $ 58 $ 816 35

2014 - 2018 Energy Trading reconciliation of operating earnings to economic earnings (non-GAAP) (millions) 2014 2015 2016 2017 2018 Reported earnings $122 ($22) ($45) $72 $39 Operating adjustments (102) 37 70 (52) 1 Operating earnings 20 15 25 20 40 • Economic earnings (non-GAAP) Accounting adjustments* 37 39 15 9 15 equals economic gross margin** minus O&M expenses and taxes Economic earnings $57 $54 $40 $29 $55 • DTE Energy management uses economic earnings (non-GAAP) as 2014 2015 2016 2017 2018 one of the performance measures for Certain mark-to-market external communications with ($167) $77 $115 ($88) $1 transactions (pre-tax) analysts and investors Income taxes 65 (30) (45) 34 • Internally, DTE Energy uses Natural gas pipeline (16) economic earnings (non-GAAP) as refund (pre-tax) one of the measures to review Income taxes 6 performance against financial targets Deferred tax and budget remeasurement (pre-tax) Income taxes 2 Operating adjustments ($102) $37 $70 ($52) $1 * Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis; and 2) operating adjustments for unrealized marked-to-market changes of certain derivative contracts ** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative 36 contract costs

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to- market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 37